Exhibit 10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of January 23, 2008 (this "Amendment Agreement"), among KRISPY KREME DOUGHNUT CORPORATION, a North Carolina corporation (the "Borrower"), KRISPY KREME DOUGHNUTS, INC., a North Carolina corporation (the "Parent Guarantor"), the SUBSIDIARY GUARANTORS (as defined in the Credit Agreement referred to below) signatory hereto and the LENDERS (as defined in the Credit Agreement referred to below) signatory hereto.

PRELIMINARY STATEMENTS

WHEREAS, the Borrower is party to a Credit Agreement, dated as of February 16, 2007 (as amended by Amendment No. 1 to Credit Agreement, dated as of June 21, 2007, the "Credit Agreement"), among the Borrower, the Parent Guarantor, the Subsidiary Guarantors, the Lenders, and Credit Suisse, Cayman Islands Branch, as Administrative Agent, Collateral Agent, Issuing Lender, and Swingline Lender.

WHEREAS, the Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement, and the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth to such amendments.

Accordingly, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Defined Terms.  Capitalized terms used but not defined herein shall be used herein as defined in the Credit Agreement.

SECTION 2.  Amendments.  As of the Amendment Effective Date:

(a)            The definition of "Applicable Margin" in Section 1.01 of the Credit Agreement is deleted in its entirety and replaced with the following:

"'Applicable Margin' means:  (a) with respect to any ABR Loan, 2.50% per annum; and (b) with respect to any Eurodollar Loan, 3.50% per annum.  The Applicable Margin for the Incremental Loans of any Series shall be determined at the time such Series of Loans is established pursuant to Section 2.01(c); and (a) if the Applicable Margin for Incremental Facility Term Loans of any Series would otherwise be more than 25 basis points higher than the Applicable Margin for Term Loans, then the Applicable Margin for Term Loans shall be automatically increased to a rate per annum equal to 25 basis points less than the Applicable Margin for such Series of Incremental Facility Term Loans from and after the earlier of the initial date of borrowing of such Incremental Facility Term Loans or the date that the related Incremental Facility Term Loan Commitments are established and (b) if the Applicable Margin for Incremental Revolving Credit Loans of any Series would otherwise be more than 25 basis points higher than the Applicable Margin for Revolving Credit Loans, then the Applicable Margin for Revolving Credit Loans shall be automatically increased to a rate per annum equal to 25 basis points less than the Applicable Margin for such Series of Incremental Facility Revolving Credit Loans from and after the date that the related Incremental Facility Revolving Credit Commitments are established.

 (b)            The second paragraph of Section 7.03 of the Credit Agreement is amended by deleting "and" at the end of clause (k) thereof, replacing the period at the end of clause (l) thereof with "and" and adding a new clause (m) at the end thereof reading as follows:

"(m) The property referred to as Item 124 of Schedule VIII (the property located at 1200 Stevens Avenue in Effingham, IL) may be disposed of (i) in accordance with the Real Property Purchase Agreement, dated December 21, 2007, between the Borrower and Harlan Bakeries, Inc. or (ii) in any other transaction for fair market value; provided that, notwithstanding anything to the contrary in Section 2.10(c)(iv), 100% of the Net Available Proceeds therefrom shall be applied within five Business Days after such disposition to prepay Term Loans and Incremental Facility Loans in accordance with Section 2.10(c)(vi)."

SECTION 3.  Representations and Warranties.  The Borrower hereby represents and warrants to the undersigned Lenders that, after giving effect to the amendments herein, (a) the representations and warranties of the Borrower and the Parent Guarantor set forth in the Credit Agreement, and of each Obligor in each of the other Loan Documents to which it is a party, is true and correct in all material respects on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to an earlier date), with each reference therein to the Credit Agreement being deemed for purposes hereof to be a reference to the Credit Agreement as modified hereby and (b) no Default has occurred and is continuing.

SECTION 4.  Conditions to Effectiveness.  The amendments set forth in Section 2 hereof shall become effective when, and only when, and as of the date (the "Amendment Effective Date") on which:

(a) the Administrative Agent shall have received counterparts of this Amendment Agreement executed by the Borrower, each of the Guarantors, and the Required Lenders; and

(b) the Administrative Agent shall have received payment of fees and expenses of the Administrative Agent set forth in the Fee Letter, dated January 10, 2008, between the Administrative Agent and the Borrower (including the reasonable and accrued fees of counsel to the Administrative Agent).

SECTION 5. Reference to and Effect on the Financing Documents.

    (a)            On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof", or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified hereby.

   (b)            The Credit Agreement and each of the other Loan Documents, as specifically modified by this Amendment Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

   (c)            The execution, delivery and effectiveness of this Amendment Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Credit Agreement or the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or the other Loan Documents.

SECTION 6.  Affirmation of Guarantors.  Each Guarantor signatory hereto hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of the amendments set forth in Section 2 hereof, the obligations of such Guarantor contained in Article III of the Credit Agreement or in any other Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such amendments, each reference in Article III of the Credit Agreement and in each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement as modified by this Amendment Agreement.

SECTION 7.  GOVERNING LAW.  THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 8.  Execution in Counterparts.  This Amendment Agreement may be executed by one or more of the parties to this Amendment Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

KRISPY KREME DOUGHNUT CORPORATION
By: /s/ Douglas R. Muir
Name: Douglas R. Muir
Title: Chief Financial Officer
GUARANTORS:
KRISPY KREME DOUGHNUTS, INC.

GOLDEN GATE DOUGHNUTS, LLC

By: KRISPY KREME DOUGHNUT CORPORATION, as authorized Manager

PANHANDLE DOUGHNUTS, LLC

By: KRISPY KREME MANAGEMENT I, LLC, an authorized Manager

By: KRISPY KREME MANAGEMENT II, LLC, an authorized Manager

By: KRISPY KREME DOUGHNUT CORPORATION,
as authorized Member of Krispy Kreme Management I, LLC and Krispy Kreme Management II, LLC

NORTH TEXAS DOUGHNUTS, L.P.

By: KRISPY KREME DOUGHNUT CORPORATION,
its General Partner

KK CANADA HOLDINGS, INC.

KRISPY KREME MANAGEMENT I, LLC

By: KRISPY KREME DOUGHNUT CORPORATION,
as authorized Member

KRISPY KREME MANAGEMENT II, LLC

By: KRISPY KREME DOUGHNUT CORPORATION,
as authorized Member

KRISPY KREME MANAGEMENT III, LLC

By: KRISPY KREME DOUGHNUT CORPORATION,
as authorized Member

SOUTHERN DOUGHNUTS, LLC

By: KRISPY KREME MANAGEMENT I, LLC,
as authorized Manager

By: KRISPY KREME DOUGHNUT CORPORATION,
as authorized Member

SOUTHWEST DOUGHNUTS, LLC

By: KRISPY KREME MANAGEMENT I, LLC, as authorized Manager

By: KRISPY KREME DOUGHNUT CORPORATION,
as authorized Member

NORTHEAST DOUGHNUTS, LLC

By: KRISPY KREME MANAGEMENT I, LLC, as authorized Manager

By: KRISPY KREME DOUGHNUT CORPORATION,
as authorized Member

By: /s/ Douglas R. Muir
Name: Douglas R. Muir
Title: Authorized Officer

KRISPY KREME MOBILE STORE COMPANY
KRISPY KREME BRAND FUND CORPORATION

By: /s/ Stanley L. Parker
Name: Stanley L. Parker
Title: President

KRISPY KREME CANADA, INC.

By: /s/ Charles W. Bruton, III
Name: Charles W. Bruton, III
Title: President

HD CAPITAL CORPORATION

HDN DEVELOPMENT CORPORATION

By: /s/ H. Clark Beeson, III
Name: H. Clark Beeson, III
Title: President

LENDER

Consent of Required Lenders Received